SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2003

ENDOCARDIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22233	41-1724963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Energy Lane, Suite 110, St. Paul, Minnesota 55108

(Address of principal executive offices)

Registrant’s telephone number, including area code:     (651) 523-6900

Not Applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

                (c)           Exhibits

Exhibit No.	Description

99.1	Press release of Endocardial Solutions, Inc., dated April 23, 2003, reporting financial results for the first quarter of 2003

 Item 9.   Regulation FD Disclosure.

                This information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under said Item 9 and also under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Endocardial Solutions, Inc.’s announcement regarding earnings results for the first quarter ended March 31, 2003, as presented in a press release of April 23, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:               April 23, 2003

ENDOCARDIAL SOLUTIONS, INC.

By:	/s/ J. Robert Paulson, Jr.
J. Robert Paulson, Jr.
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Endocardial Solutions, Inc., dated April 23, 2003, reporting financial results for the first quarter of 2003